CONSECO FUND GROUP

                                 Conseco 20 Fund
                               Conseco Equity Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

                          Supplement Dated May 22, 2000
               to the Prospectus for Classes A, B, C and Y Shares
                              dated April 13, 2000

         The following Expense Example for Class A shares replaces the existing Expense Example for the Class A shares located on page 20 of the Conseco Fund Group, Classes A, B, C and Y prospectus dated April 13, 2000.

Expense Examples

Class A Shares

                                        1 Year       3 Years*      5 Years*       10 Years*
Conseco 20 Fund                          $733          $1,050        $1,388        $2,335
Conseco Equity Fund                      $716          $1,026        $1,357        $2,286
Conseco Balanced Fund                    $716          $1,137        $1,581        $2,802
Conseco Convertible Securities Fund      $721          $1,084        $1,470        $2,542
Conseco High Yield Fund                  $707          $1,017        $1,348        $2,278
Conseco Fixed Income Fund                $619          $931          $1,264        $2,201

* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 periods would be lower.

         The following sentences are added on the inside of the back cover.

Thanks for taking the time to carefully review this prospectus. To begin investing in the Conseco Fund Group family of mutual funds, please fill out the enclosed application. If you need an additional prospectus, you may contact the shareholder services line at 800-986-3384.